Critical Accounting Estimates And Judgements	9 Months Ended
Jan. 31, 2025
Critical Accounting Estimates And Judgments [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
4.
CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

The preparation of the condensed interim consolidated financial statements in conformity with IFRS required estimates and judgments that affect the amounts reported in the financial statements. Actual results could differ from these estimates and judgments. Estimates are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the year in which the estimate is revised. Estimates and judgments applied in the preparation of the condensed interim consolidated financial statements are the same as those presented in the Company’s audited annual financial statements for the year ended April 30, 2024.

Income taxes are recognized in the statement of comprehensive loss, except where they relate to items recognized directly in equity, in which case the related taxes are recognized in equity. Deferred tax assets and liabilities are recognized based on the difference between the tax and accounting values of assets and liabilities and are calculated using enacted or substantively enacted tax rates for the periods in which the differences are expected to reverse. Deferred tax assets are recognized only to the extent that it is probable that future taxable profits of the relevant entity or group of entities, in a particular jurisdiction, will be available against which the assets can be utilized.

As a result of an asset impairment for the three months ended January 31, 2025, the associated BioStrand deferred tax liability was written off in the amount of $3.9 million. A valuation allowance of $1.6 million was established against the remaining BioStrand deferred tax asset as a result of no longer having a source of future taxable income related to the deferred tax liability.